Note 6 - Servicing	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Transfers and Servicing of Financial Assets [Text Block]

NOTE 6 - SERVICING

Mortgage loans serviced for others are not included in the accompanying consolidated balance sheets. The unpaid principal balance of mortgage loans serviced for others amounted to $262,757,000 and $263,593,000 at December 31, 2022 and 2021, respectively.

Mortgage servicing rights are included in other assets in the accompanying consolidated balance sheets. The Corporation has elected to record its mortgage servicing rights using the fair value measurement method. Significant assumptions used in determining the fair value of servicing rights as of December 31, 2022 and 2021 include:

Prepayment assumptions:	Based on the PSA Standard Prepayment Model
Internal rate of return:	8% to 11%
Servicing costs:	$75 – $90 per loan, annually, increased at the rate of $1 per 1% delinquency based on loan count
Inflation rate of servicing costs:	3%
Earnings rate:	0.25%

Following is a summary of mortgage servicing rights activity for the years ended December 31, 2022, 2021 and 2020:

	(in thousands)
	2022	2021	2020
Fair value at beginning of year	$1,868	$1,132	$1,061
Capitalized servicing rights – new loan sales	258	628	690
Disposals (amortization based on loan payments and payoffs)	(192)	(187)	(326)
Change in fair value	437	295	(293)
Fair value at end of year	$2,371	$1,868	$1,132

The changes in fair value of servicing rights for the years ended December 31, 2022, 2021 and 2020 resulted from changes in external market conditions, including prepayment assumptions, which is a key valuation input used in determining the fair value of servicing. The prepayment assumption factor used in determining the fair value of servicing at December 31, 2022 was 114 compared to 180 at December 31, 2021 and 365 at December 31, 2020. The earnings rate used in determining the fair value of servicing was 0.25% in 2022, 2021 and 2020.